The UBS Funds	Prospectus Supplement

The UBS Funds
UBS Dynamic Alpha Fund
UBS Global Allocation Fund
UBS Global Frontier Fund
UBS Multi-Asset Income Fund
Prospectus Supplement

November 19, 2012

Dear Investor,

The purpose of this supplement is to update the Prospectus of the UBS Dynamic Alpha Fund, UBS Global Allocation Fund, UBS Global Frontier Fund, and UBS Multi-Asset Income Fund series of The UBS Funds dated October 29, 2012 as follows:

The first paragraph under the heading “Dividends and distributions” in the section entitled “Dividends and taxes” on page 57 of the Prospectus is deleted in its entirety and replaced with the following:

Each Fund intends to qualify each year as a regulated investment company under the IRC. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund (except the UBS Multi-Asset Income Fund) expects to declare and distribute all of its net investment income, if any, to shareholders as dividends annually and will distribute net realized capital gains, if any, at least annually, usually in December. The UBS Multi-Asset Income Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly and will distribute net realized capital gains, if any, semi-annually, usually in September and December.  A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either an income dividend or a capital gains distribution.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-598